Exhibit 99.1

Growth Robert Ashcroft, VP Planning Institutional Investor Day November 16, 2007

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission.  Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Big Picture Sole occupant of previously ignored market niche Leverage assets, customers and markets no one else wants Sources of growth: Grow/improve existing markets Connect existing small cities to existing leisure destinations Add new leisure destinations Add new small cities Bottom line: lots of growth – add 6-8 aircraft/yr for foreseeable future Growth

Big and Small YE 2007 Five destinations, 53 small cities 106 routes (including seasonal) At least 34 MD-80 aircraft in operation Potential: At least 100 small cities = 100M+ people

Minimal Direct Competition Delta: Knoxville Greenville/ Spartanburg Greensboro Huntsville US Airways: Colorado Springs Medford Eugene US Airways/United: Fresno Head-to-Head Competition on Only Eight Routes at YE07 Competition pre-existed on all eight routes To date, it is rare for other carriers to react to our entry Competitors appear to view us as an irritant, not a threat

Past Growth 3.5 3 2.5 2 1.5 1 0.5 0 CACR = 76% Pax (mm) YYY Growth 2002 2003 2004 2005 2006 YE3Q07 200% 180% 160% 140% 120% 100% 80% 60% 40% 20% 0% 35 30 25 20 15 10 5 0 3 7 9 17 24 29 Period-end A/C 2002 2003 2004 2005 2006 YE3Q07

60 50 40 30 20 10 0 2002 2003 2004 2005 2006 YE3Q07 Sma;; Cities 2 6 13 29 47 53 Routes 90 80 70 60 50 40 30 20 10 0  90 80 70 60 50 40 30 20 10 0 2 13 38 67 82 2002 2003 2004 2005 206 YE3Q07

Past Growth The most important measure: Profit Growth $400 $350 $300 $250 $200 $150 $100 $50 $0 4($50) ($100) $1.05 $1.12 $1.41 $1.87 $2.12 $2.12 2002 2003 2004 2005 2006 YE3Q07 20% 15% 10% 5% 0% -5% Fuel Price Revenue (mm) Operating Margin

Growth Sources Add/improve capacity on existing routes Connect existing small cities to existing leisure destinations New leisure destinations New small cities Four ways to grow

Growing Existing Routes Developing existing routes the easiest way to grow, in our view “Same store” 3Q07 Vegas revenue increased 16.9% “Old” routes have growth potential Word of mouth brings us new customers year after year Des Moines-Vegas started 2003 but 3Q07 rev grew > 33% Y/y RASM growth absent capacity increases Leveraging booking data

Optimizing Existing Routes Y/y route optimization can have dramatic results: 3Q07 “same store” Vegas revenue increased 16.9%, but operating profits increased 188% The longer we’re on a route the more deeply we penetrate, especially year two over year one Determine route capacity on granular basis Route level monthly P&Ls Historical rolling weekly average unit revenues Screen advance bookings for good & bad flights (candidates for pre-emptive cancellations or extra sections) Using increasingly sophisticated tools (from a low base) Growing the bottom line

Connect the Dots Connect existing small cities to existing destinations Leverage at both ends Newer destinations under-connected to existing small cities Of 42 LAS small cities, only 13 connected to IWA Of 27 YE SFB small cities, only 14 connected to PIE Of 27 YE SFB small cities, only 11 connected to FLL Several LAS small cities candidates for RNO/PSP service 35-40 realistic connect-the-dot opportunities, after allowing for competitive issues, size of markets, etc Connect-the-dot opportunities naturally increase as the number of new small cities & destinations increase

New Destinations PIE profitable in its first full month Easy to leverage small city presence to new destination At least one more major US leisure destination International: east/west coast Mexico, Caribbean Some small niche destination potential Concept tested in Palm Springs & Reno Many other potential niche destinations Our network strength is in the small cities

Finding New Small Cities Meet appropriate regulatory & physical standards Far from other low-cost carrier airports “Enough” population and income in airport catchment area Border communities work well Access (ideally close to an Interstate highway) Need to get airport costs right – importance of fuel supply Multiple screens

Limits of our business model still not defined What constitutes “good”? “How small is too small?” Canada Good airport costs prerequisite, this can take time to achieve One unserved good small city only recently “got real” after many years Still unserved: two major small cities with fuel supply issues Even in our most developed destination, Vegas, likely 25-30 more viable US small cities we can access with MD-80s Finding New Small Cities The “good ones” are not all gone

Growing Existing Routes 2006-2011 room increase 42.9K or 32%. CAGR = 5.8% “More new rooms than in any other five year period” Historically, Vegas induces demand to (more than) match room supply 320 airport pax/Vegas room Vegas will continue to need to find new customers and new markets Significant increase in near-term Las Vegas room supply Source: Bear Stearns Rooms (000)

Fixed Fee Two part business: Track Ad hoc On Jan 1 we grow from 2.5 to 4.5 fixed fee aircraft as we expand into another Harrah’s geography Always seeking more fixed-fee opportunities and over time we expect to get more, but growth hard to predict Recently became DOD certified, so we now qualify for military charter business Profitable, complementary, stable, fuel insensitive

Bottom Line No shortage of growth!

The MD-80 Sean Hopkins, VP Fleet Planning Institutional Investor Day November 16, 2007

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission.  Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Why the MD-80? Good aircraft Best fit for our low utilization business strategy High availability of the type Low in-service cost (acquisition price + prep cost) Favorable, predictable maintenance costs

Allegiant Fleet Number 34 in service by the end of the year 37 in service by second quarter of 2008 Average Age 17 years 27,000 cycles 38,000 hours Lineage 11 ex-Scandinavian Airlines (SAS) 12 ex-Aeromexico 5 ex-Korean Air 4 ex-Finnair 5 miscellaneous

Quality Aircraft MD80 is a financially distressed asset but Well built High dispatch reliability

MD80 is Best Fit for Low Utilization Operation Majority of MD80 related costs are tied directly to usage Lower ownership cost = lower fixed costs Trade off is higher fuel burn, a variable cost This cost equation is appropriate for a low utilization operation We are able to match the incurrence of our aircraft-related costs with our revenue opportunities Result is a more flexible business model Low utilization is inherent to our 100% leisure mission

MD-80 is an Out of Favor Aircraft Start-ups prefer new aircraft New aircraft provide better economics for high utilization models No simple transition is available out of the MD80 Challenging to build a fleet of used aircraft Identification, purchase of used aircraft is time consuming Integration of used aircraft is technically demanding No freighter demand Limited overseas demand Aircraft is not certified in many countries Brazil, Russia, etc. Aircraft age limitations in many others India, China, etc.

Large World Wide Fleet World wide fleet 1,200 aircraft manufactured from 1981 to 1999 1,000 aircraft remain Largest operators constitute 50% American Airlines 304 Delta Airlines 117 Alitalia 73 Most mid-sized operators are exiting the type Iberia, Alaska, Aeromexico, Japan Airlines Some regions of MD80 demand outside the U.S. Northern Europe, Black Sea, Argentina, Southeast Asia

Market Trends The MD80 has suffered from accelerated devaluation since 2001 The market value of an MD80 at 15 years old is roughly equivalent to the expected value of a 737/A320 at 25 years old General downward trend in pricing over the last few years Counter to most other aircraft Prices have stabilized recently Expect short term periodic fluctuations in price but no long term shift in market dynamics

Purchasing Strategy Aircraft assessment Commonality - lineage, avionics, engine thrust rating Maintenance condition Engine condition - recent shop visits and long life parts Airframe check status Airworthiness directives, modifications and upgrades Seeking opportunities to purchase fleets Competition For single aircraft - small operators For fleets of aircraft - a few select financial players For low maintenance condition assets - part-out companies

Low Acquisition Price Aircraft trades at a slight premium to part-out value Components of price Base parts value Maintenance condition Operating premium Cost at entry into service ranges from $5.0mm to $6.0mm Includes appearance costs of $400k New exterior paint, seats, carpet, etc. Additional induction maintenance of up to $1.5mm C-checks and structural inspection Part 121 required modifications Component standardization

MD-83 Acquisition and Prep Cost Aircraft # 1 Aircraft Price $3,600,000 Maintenance $1,200,000 Appearance $ 400,000 Into Service Cost $5,200,000 Aircraft Price $5,100,000 Maintenance $ 100,000 Appearance $ 400,000 Into Service Cost $5,600,000 Aircraft # 2 Recent Transactions:

Favorable Maintenance Costs Engine overhaul costs low vs. newer generation engines Spare engines are readily available and priced relative to maintenance value Aircraft has a strong airframe 120,000 cycle design life Aging is not a big factor for the fleet - Most significant requirements begin at 60,000 cycles - At 1,000 cycles a year, fleet is 33 years away New MD80 parts cost less than new A320 or 737 parts Used parts are available in quantity – costs are low and declining

Aircraft Performance Comparison in Allegiant’s System CASM v Plane Mile MD83 MD87 A320 B737-800 B717 B757-200 B737-700 A319 $10 $11 $12 $13 $14 $15 $16 $17 7.00¢ 7.50¢ 8.00¢ 8.50¢ 9.00¢ 9.50¢ CASM Plane Mile Cost Year end 3Q07 data - 909mile Stage Length, $2.12/gal Fuel, 6.6 BH/day Note:

MD80 Capital Investment & Payback Allegiant Air Aircraft Into Service Cost $5,500,000 Revenue per Aircraft per month $1,047,000 Operating Margin at 14.1% $ 148,000 Nominal Payback Period 37 months Note: Year end 3Q07 data